iShares®

iShares Trust

Supplement dated March 15, 2019 (the “Supplement”)

to the Summary Prospectus (the “Summary Prospectus”) and

Prospectus (the “Prospectus”), each dated March 1, 2019,

and Statement of Additional Information (the “SAI”),

dated March 1, 2019 (as revised March 15, 2019),

for the iShares Broad USD High Yield Corporate Bond ETF (USHY),

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for the Fund at the ratio indicated below. The record date for the stock split will be April 16, 2019, and the stock split will be effectuated after the close of trading on April 18, 2019:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Broad USD High Yield Corporate Bond ETF	USHY	6 for 5

The Creation Unit size for the Fund will remain 50,000 shares per unit. Shares of the Fund will begin trading on a split-adjusted basis on April 22, 2019.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-USHY-0319

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